SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2003

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 South Quebec Street, Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 488-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On December 14, 2003, First Data Corporation (“First Data”) and Concord EFS, Inc. (“Concord”) entered into an agreement with the U.S. Department of Justice (“DOJ”), eight states and the District of Columbia on terms that will allow the companies to complete their proposed merger. The agreement calls for First Data to divest its 64 percent ownership of the NYCE Corporation (“NYCE”), an electronic funds transfer network, and hold NYCE as a separate unit pending the divestiture.

In connection with that agreement, First Data and Concord entered an Amendment and Abeyance Agreement (the “Amendment”) dated as of December 14, 2003, which modifies the terms of the merger agreement involving the companies that was announced on April 2, 2003 (the “Merger Agreement”). Pursuant to the Amendment, First Data, among other things, will exchange 0.365 shares of its common stock for every common share of Concord upon consummation of the merger. The Amendment also extends the original January 31, 2004 end date to April 30, 2004 to allow sufficient time to obtain the necessary shareholder approvals of the revised terms.

The foregoing description of the Amendment and the Merger Agreement is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1, and the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by First Data on April 2, 2003, each of which is incorporated herein by reference. The foregoing description of the agreement with the U.S. Department of Justice (DOJ), eight states and the District of Columbia is qualified in its entirety by reference to the full text of the Hold Separate Stipulation and Order (including the form of Final Judgment attached as Exhibit A), attached here to as Exhibit 99.1, which is incorporated herein by reference.

A copy of the joint press release issued by First Data and Concord on December 15, 2003, announcing the signing of the Amendment and the agreement entered with the U.S. Department of Justice (DOJ), eight states and the District of Columbia is attached to this report as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description of Exhibit
	2.1	Amendment and Abeyance Agreement, dated as of December 14, 2003, among First Data Corporation, Monaco Subsidiary Corporation and Concord EFS, Inc.

	99.1	Hold Separate Stipulation and Order, signed on December 14, 2003 (including the form of Final Judgment attached as Exhibit A).

	99.2	Joint press release issued by the First Data Corporation and Concord EFS, Inc. on December 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

By:	/s/ Stanley J. Andersen

Stanley J. Andersen Assistant Secretary

Date: December 15, 2003

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

2.1	Amendment and Abeyance Agreement, dated as of December 14, 2003, among First Data Corporation, Monaco Subsidiary Corporation and Concord EFS, Inc.

99.1	Hold Separate Stipulation and Order, signed on December 14, 2003 (including the form of Final Judgment attached as Exhibit A).

99.2	Joint press release issued by the First Data Corporation and Concord EFS, Inc. on December 15, 2003.